                                                                     EXHIBIT 4.5











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                                PULTE CORPORATION

                              ---------------------


                              INDENTURE SUPPLEMENT

                            DATED AS OF APRIL 3, 2000

                              ---------------------


                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
          (successor-in-interest to the First National Bank of Chicago)

                                     TRUSTEE

        --------------------------------------------------------------------

                             SENIOR DEBT SECURITIES

         INDENTURE SUPPLEMENT dated as of April 3, 2000, among PULTE CORPORATION, a Michigan corporation (the "Company"), located at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION (successor-in-interest to the First National Bank of Chicago) (the "Trustee"), PULTE HOME CORPORATION ("Pulte Home"), and the subsidiaries of Pulte Home set forth on the signature pages hereto (Pulte Home and such wholly-owned subsidiaries, all together the "Guarantors").

         The Company, the Trustee and the Guarantors have entered into an Indenture dated as of October 24, 1995, as amended by the Indenture Supplement dated as of August 27, 1998, the Indenture Supplement dated as of March 20, 1998, and the Indenture Supplement dated as of January 31, 1999 (the "Indenture") pursuant to which the Trustee acts as trustee for the holders of the Company's 7.3% Senior Notes due October 24, 2005 and the Company's 7.625% Senior Notes due October 15, 2017. Capitalized terms used in this Indenture Supplement and not otherwise defined herein shall have the meanings set forth in the Indenture.

         The parties desire to add the following companies as guarantors of the Guaranteed Obligations under the Indenture:


              American Title of the Palm Beaches Acquisition Corp.

                    American Title of the Palm Beaches, Ltd.

                              Carr's Grant, L.L.C.

                                Devtex Land, L.P.

                               Harrison Hills, LLC

                         Homesite Solutions Corporation

                             One Willowbrook, L.L.C.

                            PC/BRE Development L.L.C.

                            PC/BRE Springfield L.L.C.

                              PC/BRE Venture L.L.C.

                           PC/BRE Whitney Oaks L.L.C.

                             PC/BRE Winfield L.L.C.

                               PC/Palm Beach, Inc.

                                   PN I, Inc.

                      Pulte Home Corporation of New England

                           Pulte Homes of Texas, L.P.

                    Pulte Homes Tennessee Limited Partnership

                             Pulte Land Company, LLC

                      Riverwalk Commerce Acquisition Corp.

                                  Wilben, LLLP


         Section 901 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture for the purpose of adding guarantors of the Guaranteed Obligations without the consent of any Holders.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

         1. The following companies are hereby added as guarantors of the Guaranteed Obligations under the Indenture:

              American Title of the Palm Beaches Acquisition Corp.

                    American Title of the Palm Beaches, Ltd.

                              Carr's Grant, L.L.C.

                                Devtex Land, L.P.

                               Harrison Hills, LLC

                         Homesite Solutions Corporation

                             One Willowbrook, L.L.C.

                            PC/BRE Development L.L.C.

                            PC/BRE Springfield L.L.C.

                              PC/BRE Venture L.L.C.

                           PC/BRE Whitney Oaks L.L.C.

                             PC/BRE Winfield L.L.C.

                               PC/Palm Beach, Inc.

                                   PN I, Inc.

                      Pulte Home Corporation of New England

                           Pulte Homes of Texas, L.P.

                    Pulte Homes Tennessee Limited Partnership

                             Pulte Land Company, LLC

                      Riverwalk Commerce Acquisition Corp.

                                  Wilben, LLLP

         2. The Indenture, as supplemented by and together with this Indenture Supplement, shall be read, taken and construed as one and the same instrument.

         3. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

         4. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.







                     [signatures appear on pages following]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                                                    BANK ONE TRUST COMPANY,
                                                    NATIONAL ASSOCIATION
                                                    as Trustee


                                              By: /s/ Larry Kusch
                                                 -------------------------------
                                                 Name:  Larry Kusch
                                                 Title: Authorized Officer

                                              PULTE CORPORATION


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       -------------------------                 -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              ABACOA HOMES, INC.


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       -------------------------                 -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              AMERICAN TITLE OF THE PALM
                                              BEACHES ACQUISITION CORP.


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       -------------------------                 -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.



                                              AMERICAN TITLE OF THE PALM
                                              BEACHES, LTD.


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       -------------------------                 -------------------------------
                  Calvin R. Boyd                 Bruce E. Robinson, V.P.

                                              CANTERBURY LIQUIDATION
                                              CORPORATION


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       ------------------------                  -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.



                                              CANTERBURY DIVERSIFIED
                                              BUILDING CORPORATION


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       -------------------------                 -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              CARR'S GRANT, L.L.C.


Attest: /s/ Calvin R. Boyd                   By: /s/ Bruce E. Robinson
       ------------------------                  -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              CEIBA HOMES, INC.


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       ------------------------                  -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              DEAN REALTY COMPANY


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
       ------------------------                  -------------------------------
       Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              DEVTEX LAND, L.P.


Attest: /s/ Calvin R. Boyd                    By: /s/ Bruce E. Robinson
      ------------------------                  --------------------------------
      Calvin R. Boyd                            Bruce E. Robinson, V.P.

                                              DIVOSTA AND COMPANY, INC.


Attest:  /s/ Calvin R. Boyd                   By:  /s/ Bruce E. Robinson
        ------------------------                  ------------------------------
        Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              DIVOSTA HOMES, INC.


Attest:  /s/ Calvin R. Boyd                   By: /s/ Bruce E. Robinson
        ------------------------                  ------------------------------
        Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              FLORIDA BUILDING PRODUCTS, INC.


Attest:  /s/ Calvin R. Boyd                   By: /s/ Bruce E. Robinson
        ------------------------                  ------------------------------
        Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              FLORIDA CLUB HOMES, INC.


Attest:  /s/ Calvin R. Boyd                   By: /s/ Bruce E. Robinson
        ------------------------                  ------------------------------
        Calvin R. Boyd                            Bruce E. Robinson, V.P.

                                              GURABO HOMES, INC.


Attest:  /s/ Calvin R. Boyd                   By: /s/ Bruce E. Robinson
        ------------------------                  ------------------------------
        Calvin R. Boyd                            Bruce E. Robinson, V.P.


                                              HAMMOCK RESERVE DEVELOPMENT
                                              COMPANY


Attest:  /s/ Calvin R. Boyd                   By: /s/ Bruce E. Robinson
        ------------------------                  ------------------------------
        Calvin R. Boyd                            Bruce E. Robinson, V.P.

                                                 HARRISON HILLS, LLC


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 HOMESITE SOLUTIONS CORPORATION


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 ISLAND WALK DEVELOPMENT
                                                 COMPANY


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 JAMES T. LYNCH, INC.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 ONE WILLOWBROOK, L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PALMVILLE DEVELOPMENT CORP.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PB VENTURE L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PBW CORPORATION


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PC/BRE DEVELOPMENT L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PC/BRE SPRINGFIELD L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PC/BRE VENTURE L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PC/BRE WHITNEY OAKS  L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PC/BRE WINFIELD L.L.C.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PC/PALM BEACH, INC.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PHC TITLE CORPORATION


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PHM REALTY, INC.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PHT TITLE CORPORATION


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PN I, INC.


Attest:/s/ Calvin R. Boyd                        By:/s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PN II, INC.


Attest:/s/Calvin R. Boyd                         By:/s/Bruce E. Robinson
       ------------------------                     ---------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PQL REALTY CORPORATION


Attest:/s/Calvin R. Boyd                         By:/s/Bruce E. Robinson
       ------------------------                     ---------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PRESERVE I, INC.


Attest:/s/Calvin R. Boyd                         By:/s/Bruce E. Robinson
       ------------------------                     ---------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PRESERVE II, INC.


Attest:/s/Calvin R. Boyd                         By:/s/Bruce E. Robinson
       ------------------------                     ---------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE-IN CORPORATION


Attest:/s/Calvin R. Boyd                         By:/s/Bruce E. Robinson
       ------------------------                     ---------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE DEVELOPMENT CORPORATION


Attest:/s/Calvin R. Boyd                         By:/s/Bruce E. Robinson
       ------------------------                     ---------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PUTLE HOME CORPORATION OF
                                                 THE DELAWARE VALLEY


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOME CORPORATION OF
                                                 NEW ENGLAND


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOME CORPORATION


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOMES OF GREATER KANSAS
                                                 CITY, INC.


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOMES OF MICHIGAN
                                                 CORPORATION


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOMES OF MINNESOTA
                                                 CORPORATION


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOMES OF OHIO CORPORATION


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PULTE HOMES OF SOUTH CAROLINA,
                                                 INC.

Attest: /s/ Calvin R. Boyd                         By: /s/ Bruce E. Robinson
       ------------------------                    ----------------------------
       Calvin R. Boyd                              Bruce E. Robinson, V.P.


                                                 PULTE HOMES OF TEXAS, L.P.
                                                 By: PN I, Inc.,
                                                 Its:  General Partner

Attest: /s/ Calvin R. Boyd                          /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE HOMES TENNESSEE
                                                 LIMITED PARTNERSHIP


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE LAND COMPANY, LLC


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE LAND DEVELOPMENT
                                                 CORPORATION


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PULTE LIFESTYLE COMMUNITIES,
                                                 INC.


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 PULTE PAYROLL CORPORATION


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 PULTE REAL ESTATE COMPANY


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 RADNOR HOMES, INC.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 RIVERWALK COMMERCE
                                                 ACQUISITION CORP.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 RIVERWALK OF THE PALM BEACHES
                                                 DEVELOPMENT COMPANY, INC.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 RN ACQUISITION 2 CORP.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 SALINAS BUILDERS, INC.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 SALINAS HOMES, INC.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 SEAN/CHRISTOPHER HOMES, INC.


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 SUNCO BUILDING CORPORATION


Attest: /s/ Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 TVM CORPORATION


Attest: /s /Calvin R. Boyd                       By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.

                                                 VILLAGE WALK DEVELOPMENT
                                                 COMPANY, INC.


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 WIL CORPORATION,


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.


                                                 WILBEN, LLLP


Attest: /s/ Calvin R. Boyd                          By: /s/ Bruce E. Robinson
       ------------------------                     ----------------------------
       Calvin R. Boyd                               Bruce E. Robinson, V.P.